EXHIBIT 4.74

EXECUTION VERSION

Date 22 September 2025

XIANG H142 INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG H143 INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG H144 INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG H145 INTERNATIONAL SHIP LEASE CO., LIMITED

as Owners

XIANG CR15 HK INTERNATIONAL SHIP LEASE CO., LIMITED

XIANG B40 HK INTERNATIONAL SHIP LEASE CO., LIMITED

as New Owners

ASTROVALOS SHIPPING CORPORATION

GAVDOS SHIPPING CORPORATION

KLEIO SHIPPING CORPORATION

POLYMNIA SHIPPING CORPORATION

as Charterers

MATHRAKI SHIPPING CORPORATION

KASTOS SHIPPING CORPORATION

as New Charterers

NAVIOS MARITIME PARTNERS L.P.

as Guarantor

AEGEAN SEA MARITIME HOLDINGS INC.

NAVIOS MARITIME OPERATING L.L.C.

as Shareholders

NAVIOS TANKERS MANAGEMENT INC.

NAVIOS SHIPMANAGEMENT INC.

NAVIOS CONTAINERS MANAGEMENT INC.

as Approved Managers

AMENDMENT DEED

relating to the bareboat charters for

m.v. "Nave Cosmos", m.v. "Nave Photon", m.v. "Seagull" and m.v. "Zim Albatross" each dated 19 May 2023 (as amended and supplemented from time to time prior to the date of this Deed, including by a side letter dated 13 June 2025) and the bareboat charters in respect of two LR2 tankers with builder's hull number CHB3012 and CHB3014 each dated 22 September 2025

SINGAPORE/92004675v1

Index

Clause Page

1	Definitions and Interpretation	6
2	Specific Amendments to the Exiting Charters	8
3	Specific Amendments to the Charters	9
4	Specific Amendments to the Trust Deed	13
5	Confirmation by the Guarantor	14
6	Confirmation by Shareholders	14
7	Confirmation by the Approved Managers	15
8	Further Assurances	16
9	Costs and Expenses	16
10	Supplemental Provisions	16
11	Governing Law and Arbitration	16

Schedules

Schedule 1 Effective Date Notice	17
Schedule 2 Conditions Precedent	18
Schedule 3 Form of Amended and Restated Trust Deed	20
Part A Form of Amended and Restated Trust Deed (Clean Version)	21
Part B Form of Amended and Restated Trust Deed (Marked to Indicate Amendments)	22

Execution

Execution Page	23

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

THIS DEED is made on ____________________ 2025

BETWEEN:

(1) ASTROVALOS SHIPPING CORPORATION, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 112863 whose registered address is Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands ("Charterer A");

(2) GAVDOS SHIPPING CORPORATION, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 114041 whose registered address is Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands ("Charterer B");

(3) KLEIO SHIPPING CORPORATION, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 110429 whose registered address is Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands ("Charterer C");

(4) POLYMNIA SHIPPING CORPORATION, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 110431 whose registered address is Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands ("Charterer D" and collectively with Charterer A, Charterer B and Charterer C, the "Charterers" and each, a "Charterer");

(5) MATHRAKI SHIPPING CORPORATION, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 120993 whose registered address is Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands ("New Charterer A");

(6) KASTOS SHIPPING CORPORATION, a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 120220 whose registered address is Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands ("New Charterer B" and collectively with New Charterer A, the "New Charterers" and each, a "New Charterer");

(7) NAVIOS MARITIME PARTNERS L.P., a limited partnership duly formed and existing under the laws of the Republic of the Marshall Islands having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH 96960, the Republic of the Marshall Islands (the "Guarantor");

(8) AEGEAN SEA MARITIME HOLDINGS INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 40178 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands ("Shareholder A");

(9) NAVIOS MARITIME OPERATING L.L.C., a limited liability company formed and existing under the laws of the Republic of the Marshall Islands with registration number 961202 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH 96960, the Republic of the Marshall Islands ("Shareholder B" and collectively with Shareholder A, the "Shareholders" and each, a "Shareholder");

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

(10) NAVIOS TANKERS MANAGEMENT INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 40278 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, the Republic of the Marshall Islands ("Manager A");

(11) NAVIOS SHIPMANAGEMENT INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands with registration number 10207 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, the Republic of the Marshall Islands ("Manager B");

(12) NAVIOS CONTAINERS MANAGEMENT INC., a corporation incorporated and existing under the laws of Marshall Islands with registration number 94473 and having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, the Republic of the Marshall Islands ("Manager C", and collectively with Manager A and Manager B, the "Approved Managers" and each, an "Approved Manager");

(13) XIANG H142 INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 74795093 whose registered office is at 17/F, Beautiful Group Tower, 77 Connaught Road Central, Hong Kong ("Owner A");

(14) XIANG H143 INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 74795108 whose registered office is at 17/F, Beautiful Group Tower, 77 Connaught Road Central, Hong Kong ("Owner B");

(15) XIANG H144 INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 74795051 whose registered office is at 17/F, Beautiful Group Tower, 77 Connaught Road Central, Hong Kong ("Owner C");

(16) XIANG H145 INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 74795077 whose registered office is at 17/F, Beautiful Group Tower, 77 Connaught Road Central, Hong Kong ("Owner D" and collectively with Owner A, Owner B and Owner C, the "Owners" and each, an "Owner");

(17) XIANG CR15 HK INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 70453154 whose registered office is at 1/F, Far East Consortium Building, 121 Des Voeux Road Central, Hong Kong ("New Owner A"); and

(18) XIANG B40 HK INTERNATIONAL SHIP LEASE CO., LIMITED, a company incorporated under the laws of Hong Kong with business registration number 67517458 whose registered office is at 18/F, 20 Pedder Street, Central, Hong Kong ("New Owner B" and collectively with New Owner A, the "New Owners" and each, a "New Owner"),

(each of the parties above collectively, the "Parties" and each of them, a "Party").

BACKGROUND

(A) By a bareboat charter dated 19 May 2023 (as amended and/or supplemented from time to time prior to the date of this Deed, including by a side letter dated 13 June 2025, "Charter A") and made between Charterer A and Owner A, Owner A has agreed to bareboat charter Vessel A (as further defined below) to Charterer A pursuant to the terms and conditions contained therein.

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

(B) By a bareboat charter dated 19 May 2023 (as amended and/or supplemented from time to time prior to the date of this Deed, including by a side letter dated 13 June 2025, "Charter B") and made between Charterer B and Owner B, Owner B has agreed to bareboat charter Vessel B (as further defined below) to Charterer B pursuant to the terms and conditions contained therein.

(C) By a bareboat charter dated 19 May 2023 (as amended and/or supplemented from time to time prior to the date of this Deed, including by a side letter dated 13 June 2025, "Charter C") and made between Charterer C and Owner C, Owner C has agreed to bareboat charter Vessel C (as further defined below) to Charterer C pursuant to the terms and conditions contained therein.

(D) By a bareboat charter dated 19 May 2023 (as amended and/or supplemented from time to time prior to the date of this Deed, including by a side letter dated 13 June 2025, "Charter D" and collectively with Charter A, Charter B and Charter C, the "Charters" and each, a "Charter") and made between Charterer D and Owner D, Owner D has agreed to bareboat charter Vessel D (as further defined below) to Charterer D pursuant to the terms and conditions contained therein.

(E) By a trust deed dated 19 May 2023 (as amended and/or supplemented from time to time prior to the date of this Deed, including by a side letter dated 13 June 2025, the "Trust Deed") and entered into by the Charterers, the Owners, the Shareholders and the Approved Managers, the parties thereto have agreed that the Receiving Owner (as defined therein) shall hold the Trust Property (as defined therein) on behalf of itself and the Other Owners (as defined therein).

(F) By a memorandum of agreement dated on or around the date of this Deed (the "New MOA A") and made between New Charterer A and New Owner A, New Owner A has agreed to purchase New Vessel A (as defined below) from New Charterer A pursuant to the terms and conditions contained therein.

(G) By a bareboat charter dated on or around the date of this Deed (the "New Charter A") and made between New Charterer A and New Owner A, New Owner A has agreed to bareboat charter New Vessel A (as defined below) to New Charterer A pursuant to the terms and conditions contained therein.

(H) By a memorandum of agreement dated on or around the date of this Deed (the "New MOA B" and collectively with New MOA A, the "New MOAs" and each, a "New MOA") and made between New Charterer B and New Owner B, New Owner B has agreed to purchase New Vessel B (as defined below) from New Charterer B pursuant to the terms and conditions contained therein.

(I) By a bareboat charter dated on or around the date of this Deed (the "New Charter B" and collectively with New Charter A, the "New Charters" and each, a "New Charter") and made between New Charterer B and New Owner B, New Owner B has agreed to bareboat charter New Vessel B (as defined below) to New Charterer B pursuant to the terms and conditions contained therein.

(J) By certain collateral guarantees dated on or around the date of this Deed (each a "Collateral Guarantee"), each of Charterer C and Charterer D have agree to inter alia, guarantee the obligations of the New Charterers under the New Charters.

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

(K) In connection with the entry by the New Charterers and the New Owners of the New Charters (the "Entry into New Charters"):

(i) each of Charterer C and Charterer D has agreed to enter into certain collateral guarantees for inter alia, the obligations of the New Charterers under the New Charters; and

(ii) each of Charterer C, Charterer D, the New Charterers, the Shareholders and the Approved Managers has agreed to enter into certain Security Documents (as defined below) as security for the obligations of inter alia, the New Charterers under the New Charters.

(L) Each of Charterer A and Charterer B has requested for the relevant Owner to consent to certain changes in relation to the Early Purchase Option (as defined under the relevant Charter to which such Charterer is a party) (the "Proposed Changes to Early Purchase Option").

(M) This Deed sets out the terms and conditions upon which:

(iii) each relevant Owner consents to the Proposed Changes to Early Purchase Option;

(iv) the Parties agree to amend and restate the Trust Deed to inter alia, to reflect the Entry into New Charters and the provision of the security executed or to be executed in connection with it, and include the New Owners and the New Charterers as parties to the Trust Deed; and

(v) the Parties agree to amend the Leasing Documents (as defined below) as a result of the foregoing.

IT IS AGREED as follows:

1 Definitions and Interpretation

Capitalised terms in this Deed shall have the meaning ascribed to such term in each Charter unless expressly defined below or as the context requires otherwise.

"Charter A Leasing Documents" means the Leasing Documents as defined under Charter A.

"Charter B Leasing Documents" means the Leasing Documents as defined under Charter B.

"Charter C Leasing Documents" means the Leasing Documents as defined under Charter C.

"Charter D Leasing Documents" means the Leasing Documents as defined under Charter D.

"Effective Date" means the date specified in the Effective Date Notice as the "Effective Date".

"Effective Date Notice" means the notice to be issued by the Owners following the fulfilment to the Owners' satisfaction of the conditions precedent set out in Schedule 2 (Conditions Precedent), substantially in the form set out in Schedule 1 (Effective Date Notice).

"Existing Guarantees" means the guarantees each dated 19 May 2023 issued by the Guarantor in connection with the Charters, as amended, supplemented and/or restated from time to time including by a side letter dated 13 June 2025.

"Exiting Charters" means Charter A and Charter B collectively, and each or as the context may require, either of them, an "Exiting Charter".

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

"Leasing Documents" means the Charter A Leasing Documents, the Charter B Leasing Documents, the Charter C Leasing Documents and the Charter D Leasing Documents collectively.

"New Vessel A" means an LR2 crude oil / product oil tanker bearing builder's hull number CHB3012 to be delivered to and documented in the name of Owner A under the laws and flag of the Republic of Liberia and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

"New Vessel B" means an LR2 crude oil / product oil tanker bearing builder's hull number CHB3014 to be delivered to and documented in the name of Owner A under the laws and flag of the Republic of Liberia and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

"New Vessels" means New Vessel A and New Vessel B and each of them, a "New Vessel".

"Relevant Person" means, in relation to each Charter, a Relevant Person as defined thereunder.

"Security Documents" means the Security Documents defined in the New Charter A and the Security Documents defined in the New Charter B collectively.

"Security Interest" means:

(a) a mortgage, charge (whether fixed or floating), pledge or assignment, any maritime or other lien or any other security interest of any kind;

(b) the security rights of a plaintiff under an action in rem; or

(c) any other right which confers on a creditor or potential creditor a right or privilege to receive the amount actually or contingently due to it ahead of the general unsecured creditors of the debtor concerned; however this paragraph (c) does not apply to a right of set off or combination of accounts conferred by the standard terms of business of a bank or financial institution.

"Vessel A" means the crude oil / product oil tanker named m.v. "Nave Cosmos" documented in the name of Owner A under the laws and flag of Republic of Panama with IMO Number 9977107 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

"Vessel B" means the crude oil / product oil tanker named m.v. "Nave Photon" documented in the name of Owner B under the laws and flag of Republic of Panama with IMO Number 9971721 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

"Vessel C" means the container vessel named m.v. "Seagull" documented in the name of Owner C under the laws and flag of the Republic of Liberia with IMO Number 9960538 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit,

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

"Vessel D" means the container vessel named m.v. "Zim Albatross" documented in the name of Owner D under the laws and flag of the Republic of Liberia with IMO Number 9960540 and includes any share or interest in that vessel and its engines, machinery, boats, tackle, outfit, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired.

2 Specific Amendments to the Exiting Charters

With effect on and from the Effective Date, each Exiting Charter shall be amended by:

(a) inserting the following new definition of "Amendment Deed" immediately after the definition of "AF Affiliate" under clause 60.1 of that Charter:

""Amendment Deed" means the amendment deed dated __________________ entered into between amongst others, the Owners, the Charterers, the Shareholder and the Guarantor.";

(b) deleting the definition of "Early Purchase Option Fee" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

"Early Purchase Option Fee" means, in relation to an Early Purchase Option Date, an amount equal to the Outstanding Principal Balance multiplied by the following percentages pursuant to the table below corresponding with such Early Purchase Option Date:

Early Purchase Option Date	Percentage (%)
a day falling during the period commencing from the Effective Date (as defined in the Amendment Deed) up to (and including) the 4th anniversary of the Delivery Date	0
a day falling during the period commencing from the day after the 4th anniversary of the Delivery Date up to (and including) the 5th anniversary of the Delivery Date	1.5
a day falling during the period commencing from the day after the 5th anniversary of the Delivery Date up to (and including) the 6th anniversary of the Delivery Date	1.0
a day falling during the period commencing from the day after the 6th anniversary of the Delivery Date up to (and including) the 7th anniversary of the Delivery Date	0.5
a day falling during the period commencing from the day after the 7th anniversary of the Delivery Date up to the last day of the natural expiration of the Charter Period	0

";

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

and

(c) deleting clause 47.1 of that Charter in its entirety and replacing the same with the following:

"47.1 The Charterers (or the Guarantor as the Charterers' nominee) shall have the option, at any time after the Effective Date (as defined in the Amendment Deed) to purchase the Vessel on any Business Day during the Charter Period as specified in a notice (the "Early Purchase Option Notice")(the "Early Purchase Option Date") at the applicable Early Purchase Option Price, subject always to giving the Owners no less than sixty (60) days' prior written notice (or such other shorter notice period as may be acceptable to the Owners).".

3 Specific Amendments to the Charters

With effect on and from the Effective Date:

(a) Charter A shall be amended by:

(i) inserting the following new definition of "Amendment Deed" immediately after the definition of "AF Affiliate" under clause 60.1 of that Charter:

""Amendment Deed" means the amendment deed dated __________________ entered into between amongst others, the Owners, the Charterers, the Shareholder and the Guarantor.";

(ii) deleting the definition of "Other Charterer" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Charterer" means each or, as the context may require, any of GAVDOS SHIPPING CORPORATION, KLEIO SHIPPING CORPORATION, POLYMNIA SHIPPING CORPORATION, KASTOS SHIPPING CORPORATION and MATHRAKI SHIPPING CORPORATION (and "Other Charterers" means all of them).";

(iii) deleting the definition of "Other Owner" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Owner" means each or, as the context may require, any of XIANG H143 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG H144 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG H145 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG B40 HK INTERNATIONAL SHIP LEASE CO., LIMITED and XIANG CR15 HK INTERNATIONAL SHIP LEASE CO., LIMITED (and "Other Owners" means all of them)."; and

(iv) deleting the definition of "Other Vessel" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Vessel" means each or, as the context may require, any of the LR2 crude oil / product oil tanker known as "Nave Photon" (with IMO number 9971721), the LR2 crude oil / product oil tanker with builder's hull no. CHB3012 (and to be named m.v. "Nave Amaryllis" on delivery), the LR2 crude oil / product oil tanker with builder's hull no. CHB3014 (and to be named "Nave Orbit" on delivery), the container vessel named "SEAGULL" (with IMO number 9960538) and the container vessel named "ZIM ALBATROSS" (with IMO number 9960540) (and "Other Vessels" means all of them).".

(b) Charter B shall be amended by:

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

(i) inserting the following new definition of "Amendment Deed" immediately after the definition of "AF Affiliate" under clause 60.1 of that Charter:

""Amendment Deed" means the amendment deed dated __________________ entered into between amongst others, the Owners, the Charterers, the Shareholder and the Guarantor.";

(ii) deleting the definition of "Other Charterer" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Charterer" means each or, as the context may require, any of ASTROVALOS SHIPPING CORPORATION, KLEIO SHIPPING CORPORATION, POLYMNIA SHIPPING CORPORATION, KASTOS SHIPPING CORPORATION and MATHRAKI SHIPPING CORPORATION (and "Other Charterers" means all of them).";

(iii) deleting the definition of "Other Owner" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Owner" means each or, as the context may require, any of XIANG H142 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG H144 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG H145 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG B40 HK INTERNATIONAL SHIP LEASE CO., LIMITED and XIANG CR15 HK INTERNATIONAL SHIP LEASE CO., LIMITED (and "Other Owners" means all of them)."; and

(iv) deleting the definition of "Other Vessel" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Vessel" means each or, as the context may require, any of the LR2 crude oil / product oil tanker known as "Nave Cosmos" (with IMO number 9971707), the LR2 crude oil / product oil tanker with builder's hull no. CHB3012 (and to be named m.v. "Nave Amaryllis" on delivery), the LR2 crude oil / product oil tanker with builder's hull no. CHB3014 (and to be named "Nave Orbit" on delivery), the container vessel named "SEAGULL" (with IMO number 9960538) and the container vessel named "ZIM ALBATROSS" (with IMO number 9960540) (and "Other Vessels" means all of them).".

(c) Charter C shall be amended by:

(i) inserting the following new definition of "Amendment Deed" immediately after the definition of "AF Affiliate" under clause 60.1 of that Charter:

""Amendment Deed" means the amendment deed dated __________________ entered into between amongst others, the Owners, the Charterers, the Shareholder and the Guarantor.";

(ii) inserting the following new definition of "Collateral Guarantee" immediately after the definition of "Classification Society" under clause 60.1 of that Charter:

""Collateral Guarantee" in relation to each New Vessel, the guarantee executed or to be executed by the relevant New Charterer which is a party to the New Charter relating to such New Vessel in favour of the Owners on or about the date of such New Charter, pursuant to which such New Charterer shall, inter alia, guarantee the obligations of the Charterers under this Charter.";

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

(iii) inserting the following new definitions of "New Charter", "New Charterer", "New Owner" and "New Vessel" immediately after the definition of "Net Sale Proceeds" under clause 60.1 of that Charter:

""New Charter" means, in relation to each New Charterer, the bareboat charterparty entered into between the relevant New Owner and such New Charterer in respect of the relevant New Vessel.

"New Charterer" means each or, as the context may require, any of KASTOS SHIPPING CORPORATION and MATHRAKI SHIPPING CORPORATION (and "New Charterers" means all of them).

"New Owner" means each or, as the context may require, any of XIANG B40 HK INTERNATIONAL SHIP LEASE CO., LIMITED and XIANG CR15 HK INTERNATIONAL SHIP LEASE CO., LIMITED (and "New Owners" means all of them).

"New Vessel" means each or, as the context may require, any of the LR2 crude oil / product oil tanker with builder's hull no. CHB3012 (and to be named m.v. "Nave Amaryllis" on delivery) and the LR2 crude oil / product oil tanker with builder's hull no. CHB3014 (and to be named "Nave Orbit" on delivery) (and "New Vessels" means all of them).";

(iv) deleting the definition of "Other Charterer" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Charterer" means each or, as the context may require, any of ASTROVALOS SHIPPING CORPORATION, GAVDOS SHIPPING CORPORATION, POLYMNIA SHIPPING CORPORATION, KASTOS SHIPPING CORPORATION and MATHRAKI SHIPPING CORPORATION (and "Other Charterers" means all of them).";

(v) deleting the definition of "Other Owner" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Owner" means each or, as the context may require, any of XIANG H142 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG H143 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG H145 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG B40 HK INTERNATIONAL SHIP LEASE CO., LIMITED and XIANG CR15 HK INTERNATIONAL SHIP LEASE CO., LIMITED (and "Other Owners" means all of them).";

(vi) deleting the definition of "Other Vessel" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Vessel" means each or, as the context may require, any of the LR2 crude oil / product oil tanker known as "Nave Cosmos" (with IMO number 9971707), the LR2 crude oil / product oil tanker known as "Nave Photon" (with IMO number 9971721), the LR2 crude oil / product oil tanker with builder's hull no. CHB3012 (and to be named m.v. "Nave Amaryllis" on delivery), the LR2 crude oil / product oil tanker with builder's hull no. CHB3014 (and to be named "Nave Orbit" on delivery) and the container vessel named "ZIM ALBATROSS" (with IMO number 9960540) (and "Other Vessels" means all of them).";

(vii) inserting the following new definition of "Second Priority Account Security" immediately after the definition of "Sanctions" under clause 60.1 of that Charter:

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

""Second Priority Account Security" means the document creating second priority security over the Earnings Account executed by the Charterers in favour of, among others, the Owners and each New Owner, in the agreed form."; and

(viii) deleting the definition of "Security Documents" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Security Documents" means the Guarantee, each Collateral Guarantee, the Account Security, the Second Priority Account Security, the General Assignment, the Shares Security, each Manager's Undertaking, the Quiet Enjoyment Letter (if applicable) and any other security documents granted as security for the obligations of the Charterers under or in connection with this Charter.".

(d) Charter D shall be amended by:

(i) inserting the following new definition of "Amendment Deed" immediately after the definition of "AF Affiliate" under clause 60.1 of that Charter:

""Amendment Deed" means the amendment deed dated __________________ entered into between amongst others, the Owners, the Charterers, the Shareholder and the Guarantor.";

(ii) inserting the following new definition of "Collateral Guarantee" immediately after the definition of "Classification Society" under clause 60.1 of that Charter:

""Collateral Guarantee" in relation to each New Vessel, the guarantee executed or to be executed by the relevant New Charterer which is a party to the New Charter relating to such New Vessel in favour of the Owners on or about the date of such New Charter, pursuant to which such New Charterer shall, inter alia, guarantee the obligations of the Charterers under this Charter.";

(iii) inserting the following new definitions of "New Charter", "New Charterer", "New Owner" and "New Vessel" immediately after the definition of "Net Sale Proceeds" under clause 60.1 of that Charter:

""New Charter" means, in relation to each New Charterer, the bareboat charterparty entered into between the relevant New Owner and such New Charterer in respect of the relevant New Vessel.

"New Charterer" means each or, as the context may require, any of KASTOS SHIPPING CORPORATION and MATHRAKI SHIPPING CORPORATION (and "New Charterers" means all of them).

"New Owner" means each or, as the context may require, any of XIANG B40 HK INTERNATIONAL SHIP LEASE CO., LIMITED and XIANG CR15 HK INTERNATIONAL SHIP LEASE CO., LIMITED (and "New Owners" means all of them).

"New Vessel" means each or, as the context may require, any of the LR2 crude oil / product oil tanker with builder's hull no. CHB3012 (and to be named m.v. "Nave Amaryllis" on delivery) and the LR2 crude oil / product oil tanker with builder's hull no. CHB3014 (and to be named "Nave Orbit" on delivery) (and "New Vessels" means all of them).";

(iv) deleting the definition of "Other Charterer" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

""Other Charterer" means each or, as the context may require, any of ASTROVALOS SHIPPING CORPORATION, GAVDOS SHIPPING CORPORATION, KLEIO SHIPPING CORPORATION, KASTOS SHIPPING CORPORATION and MATHRAKI SHIPPING CORPORATION (and "Other Charterers" means all of them).";

(v) deleting the definition of "Other Owner" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Owner" means each or, as the context may require, any of XIANG H142 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG H143 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG H144 INTERNATIONAL SHIP LEASE CO., LIMITED, XIANG B40 HK INTERNATIONAL SHIP LEASE CO., LIMITED and XIANG CR15 HK INTERNATIONAL SHIP LEASE CO., LIMITED (and "Other Owners" means all of them).";

(vi) deleting the definition of "Other Vessel" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Other Vessel" means each or, as the context may require, any of the LR2 crude oil / product oil tanker known as "Nave Cosmos" (with IMO number 9971707), the LR2 crude oil / product oil tanker known as "Nave Photon" (with IMO number 9971721), the LR2 crude oil / product oil tanker with builder's hull no. CHB3012 (and to be named m.v. "Nave Amaryllis" on delivery), the LR2 crude oil / product oil tanker with builder's hull no. CHB3014 (and to be named "Nave Orbit" on delivery) and the container vessel named "SEAGULL" (with IMO number 9960538) (and "Other Vessels" means all of them)."; and

(vii) inserting the following new definition of "Second Priority Account Security" immediately after the definition of "Sanctions" under clause 60.1 of that Charter:

""Second Priority Account Security" means the document creating second priority security over the Earnings Account executed by the Charterers in favour of, among others, the Owners and each New Owner, in the agreed form.";

(viii) deleting the definition of "Security Documents" in its entirety and replacing the same with the following definition under clause 60.1 of that Charter:

""Security Documents" means the Guarantee, each Collateral Guarantee, the Account Security, the Second Priority Account Security, the General Assignment, the Shares Security, each Manager's Undertaking, the Quiet Enjoyment Letter (if applicable) and any other security documents granted as security for the obligations of the Charterers under or in connection with this Charter.".

4 Specific Amendments to the Trust Deed

(a) With effect on and from the Effective Date, the Parties hereby agree that:

(i) the Trust Deed shall be, and shall be deemed by this Deed to be, amended, supplemented and restated in the manner set out in Schedule 3 (Form of Amended and Restated Trust Deed); and

(ii) the definition of, and references throughout each of the Leasing Documents to, the Trust Deed shall be construed as if the same referred to the Trust Deed as amended, supplemented and restated pursuant to this Deed.

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

(b) Each Party agrees and acknowledges that, subject to and upon the terms and conditions of this Deed:

(i) each of New Owner A and New Owner B shall become a party to the Trust Deed (as amended, supplemented and restated by this Deed) and be included and deemed as one of the "Owners" as defined in the Trust Deed (as amended, supplemented and restated by this Deed); and

(ii) each of New Charterer A and New Charterer B shall become a party to the Trust Deed (as amended, supplemented and restated by this Deed) and be included and deemed as one of the "Charterers" as defined in the Trust Deed (as amended, supplemented and restated by this Deed).

5 Confirmation by the Guarantor

(a) The Guarantor hereby confirms that it has read and understood and fully comprehends the terms of this Deed and agrees in all respects to the same and in particular to the amendments and/or supplements to, and/or restatements of, the Charters and the other Leasing Documents.

(b) Further, the Guarantor hereby irrevocably and unconditionally acknowledges and confirms on the Effective Date that:

(i) it accepts each Charter, as amended, supplemented and/or restated by this Deed;

(ii) the definition of, and references throughout each Charter, the Trust Deed and each of the other Leasing Documents shall be construed as if the same referred to that Charter, the Trust Deed or that other Leasing Document as amended, supplemented and/or restated by this Deed;

(iii) its guarantee and indemnity under each of the Existing Guarantees:

(A) continues to have full force and effect on the terms of the Existing Guarantees, as amended, supplemented and/or restated by this Deed; and

(B) extends to the obligations of the Relevant Persons under the Existing Leasing Documents, as amended, supplemented and/or restated by this Deed;

(iv) any Security Interest created by it under the Leasing Documents extends to its obligations under such Leasing Documents as amended, supplemented and/or restated by this Deed;

(v) the obligations of the relevant Relevant Persons under the Charters and the other Leasing Documents, in each case as amended, supplemented and/or restated by this Deed, are included in the Secured Liabilities (as defined in the relevant Leasing Documents to which it is a party); and

(vi) each Security Interest created under the Leasing Documents continues in full force and effect on the terms of the respective Leasing Documents.

6 Confirmation by Shareholders

(a) Each Shareholder hereby confirms that it has read and understood and fully comprehends the terms of this Deed and agrees in all respects to the same and in particular to the amendments

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

and/or supplements to, and/or restatements of, the Charters and the other Leasing Documents.

(b) Further, each Shareholder hereby irrevocably and unconditionally acknowledges and confirms on the Effective Date that:

(i) it accepts each Charter, as amended, supplemented and/or restated by this Deed;

(ii) the definition of, and references throughout each Charter, the Trust Deed and each of the other Leasing Documents shall be construed as if the same referred to that Charter, the Trust Deed or that other Leasing Document as amended, supplemented and/or restated by this Deed;

(iii) any Security Interest created by it under each Leasing Documents to which it is a party extends to its obligations under such Leasing Documents as amended, supplemented and/or restated by this Deed;

(iv) the obligations of the relevant Relevant Persons under the Charters and the other Leasing Documents, in each case as amended, supplemented and/or restated by this Deed, are included in the Secured Liabilities (as defined in the relevant Leasing Documents to which it is a party); and

(v) each Security Interest created under the Leasing Documents continues in full force and effect on the terms of the respective Leasing Documents.

7 Confirmation by the Approved Managers

(a) Each Approved Manager hereby confirms that it has read and understood and fully comprehends the terms of this Deed and agrees in all respects to the same and in particular to the amendments and/or supplements to, and/or restatements of, the Charters and the other Leasing Documents.

(b) Further, each Approved Manager hereby irrevocably and unconditionally acknowledges and confirms on the Effective Date that:

(i) it accepts each Charter, as amended, supplemented and/or restated by this Deed;

(ii) the definition of, and references throughout each Charter, the Trust Deed and each of the other Leasing Documents shall be construed as if the same referred to that Charter, the Trust Deed or that other Leasing Documents as amended, supplemented and/or restated by this Deed;

(iii) any Security Interest created by it under the Leasing Documents extends to its obligations under such Leasing Documents as amended, supplemented and/or restated by this Deed;

(iv) the obligations of the relevant Relevant Persons under the Charters and the other Leasing Documents, in each case as amended, supplemented and/or restated by this Deed, are included in the Secured Liabilities (as defined in the relevant Leasing Documents to which it is a party); and

(v) each Security Interest created under the Leasing Documents continues in full force and effect on the terms of the respective Leasing Documents.

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

8 Further Assurances

(a) Each of the Guarantor and the Charterers hereby irrevocably undertakes to the Owners to take all action as may be necessary or desirable to ensure that the obligations of each Relevant Person under the Leasing Documents will remain legal, valid and binding against such Relevant Person, notwithstanding the amendments contemplated in this Deed and to do all such things as in the opinion of the Owners, be necessary or desirable or otherwise required by the Owners to properly document the Proposed Changes to Early Purchase Option and the Entry into New Charters.

(b) Each of the Guarantor and the Charterers hereby indemnifies each Owner against all documented costs and expenses incurred by or on behalf of the other Owner in connection with the foregoing and otherwise in connection with this Deed, the Proposed Changes to Early Purchase Option, the Entry into New Charters and the transactions contemplated in relation thereto.

9 Costs and Expenses

All costs and expenses incurred by the Owners in connection with this Deed and the arrangements contemplated hereby shall be for the account of the Charterers. For the avoidance of doubt, any costs and expenses pertaining to the actions contemplated by this Deed (including legal costs arising out of the preparation, negotiation and execution of this Deed) or any other matter in connection with the Proposed Changes to Early Purchase Option and the Entry into New Charters, shall be for the account of the Charterers.

10 Supplemental Provisions

(a) Save as otherwise provided in this Deed, all terms and conditions of the Leasing Documents shall remain unaltered and in full force and effect.

(b) This Deed shall amend, supplement and/or restate the Leasing Documents. In the event that there is a conflict or contradiction between the terms of this Deed and the terms of the Leasing Documents, the terms of this Deed shall prevail.

(c) This Deed is hereby designated by each of Owners, New Owners, Charterers and New Charterers and is confirmed by such Parties, as a "Leasing Document" under the relevant Charter or New Charter to which they are respectively a party.

(d) This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

11 Governing Law and Arbitration

This Deed and any non-contractual rights and obligations arising out of or in connection therewith shall be governed by and construed in accordance with English law. Any dispute arising out of or in connection with this Deed shall be referred to arbitration in accordance with clause 9.2 (arbitration) of the Trust Deed, with such logical modifications as may be appropriate.

IN WITNESS WHEREOF, the Parties hereto have caused this Deed to be duly executed and delivered as a deed on the date and year first above written.

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

Execution Page

CHARTERERS

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact )

for and on behalf of ) /s/ Panagiotis Boumpouras

ASTROVALOS SHIPPING CORPORATION )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Eleni Georgiou

Witness' address: )

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact )

for and on behalf of ) /s/ Panagiotis Boumpouras

GAVDOS SHIPPING CORPORATION )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Eleni Georgiou

Witness' address: )

EXECUTED AND DELIVERED AS A DEED )

by )

)

for and on behalf of ) /s/ Panagiotis Boumpouras

KLEIO SHIPPING CORPORATION )

in the presence of: )

as an attorney-in-fact

Witness' signature: ) /s/ Eleni Georgiou

Witness' name: )

Witness' address: )

EXECUTED AND DELIVERED AS A DEED )

by ) /s/ Panagiotis Boumpouras

as an attorney-in-fact )

for and on behalf of )

POLYMNIA SHIPPING CORPORATION )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Eleni Georgiou

Witness' address: )

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

NEW CHARTERERS

EXECUTED AND DELIVERED AS A DEED )

by )

) /s/ Panagiotis Boumpouras

for and on behalf of )

MATHRAKI SHIPPING CORPORATION )

in the presence of: )

as an attorney-in-fact

Witness' signature: ) /s/ Eleni Georgiou

Witness' name: )

Witness' address: )

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact )

for and on behalf of )

KASTOS SHIPPING CORPORATION ) /s/ Panagiotis Boumpouras

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Eleni Georgiou

Witness' address: )

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

GUARANTOR

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

NAVIOS MARITIME PARTNERS L.P. )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Eleni Georgiou

Witness' address: )

SHAREHOLDERS

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact )

for and on behalf of ) /s/ Panagiotis Boumpouras

AEGEAN SEA MARITIME HOLDINGS INC. )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Eleni Georgiou

Witness' address: )

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact )

for and on behalf of ) /s/ Panagiotis Boumpouras

NAVIOS MARITIME OPERATING L.L.C. )

in the presence of: )

Witness' signature: )

Witness' name: )

Witness' address: ) /s/ Eleni Georgiou

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

APPROVED MANAGERS

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact ) /s/ Panagiotis Boumpouras

for and on behalf of )

NAVIOS TANKERS MANAGEMENT INC. )

in the presence of: )

Witness' signature: ) /s/ Eleni Georgiou

Witness' name: )

Witness' address: )

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact )

for and on behalf of ) /s/ Panagiotis Boumpouras

NAVIOS SHIPMANAGEMENT INC. )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Eleni Georgiou

Witness' address: )

EXECUTED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact )

for and on behalf of ) /s/ Panagiotis Boumpouras

NAVIOS CONTAINERS MANAGEMENT INC. )

in the presence of: )

Witness' signature: )

Witness' name: ) /s/ Eleni Georgiou

Witness' address: )

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

OWNERS

SIGNED, SEALED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact )

for and on behalf of )

XIANG H142 INTERNATIONAL SHIP LEASE CO., LIMITED ) /s/ Gong Meng

in the presence of: )

)

Witness' signature: )

Witness' name: ) /s/ So Yuet Sum Serena

Witness' address: )

SIGNED, SEALED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact ) /s/ Gong Meng

for and on behalf of )

XIANG H143 INTERNATIONAL SHIP LEASE CO., LIMITED )

in the presence of: )

)

Witness' signature: ) s/ So Yuet Sum Serena

Witness' name: )

Witness' address: )

SIGNED, SEALED AND DELIVERED AS A DEED )

by ) /s/ Gong Meng

as an attorney-in-fact )

for and on behalf of )

XIANG H144 INTERNATIONAL SHIP LEASE CO., LIMITED )

in the presence of: )

)

Witness' signature: )

Witness' name: )

Witness' address: ) /s/ So Yuet Sum Serena

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1

SIGNED, SEALED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact ) /s/ Gong Meng

for and on behalf of )

XIANG H145 INTERNATIONAL SHIP LEASE CO., LIMITED )

in the presence of: )

)

Witness' signature: )

Witness' name: ) /s/ So Yuet Sum Serena

Witness' address: )

NEW OWNERS

SIGNED, SEALED AND DELIVERED AS A DEED )

by )

as an attorney-in-fact ) /s/ Gong Meng

for and on behalf of )

XIANG CR15 HK INTERNATIONAL SHIP LEASE CO., LIMITED )

in the presence of: )

)

Witness' signature: ) /s/ So Yuet Sum Serena

Witness' name: )

Witness' address: )

SIGNED, SEALED AND DELIVERED AS A DEED )

by ) /s/ Gong Meng

as an attorney-in-fact )

for and on behalf of )

XIANG B40 HK INTERNATIONAL SHIP LEASE CO., LIMITED )

in the presence of: )

) /s/ So Yuet Sum Serena

Witness' signature: )

Witness' name: )

Witness' address: )

BCLC Navios - Amendment Deed

SINGAPORE/92004675v1